FMS FINANCIAL CORPORATION

For Immediate Release
---------------------

         April 27, 2004

For Further Information Contact:  (609) 386-2400
-------------------------------

         Craig W. Yates, President
         Channing L. Smith, Vice President and Chief Financial Officer

FMS FINANCIAL REPORTS 1st QUARTER EARNINGS


Burlington,  New Jersey, (April 27, 2004) - FMS Financial  Corporation,  (NASDAQ
Symbol: "FMCO") today reported quarterly net income of $2,077,887 or $.32 diluted earnings per share for the quarter ended March 31, 2004 as compared to net income of $1,839,923 or $.28 diluted earnings per share for the same period in 2003.

Net interest income after provision for loan losses increased to $9.1 million for the quarter ended March 31, 2004 compared to $8.1 million for the same period in 2003. Total interest income increased to $13.6 million during the first quarter of 2004 from $13.4 million during the first quarter in 2003. Total interest expense decreased to $4.4 million during the first quarter of 2004 from $5.3 million for the same period in 2003. The changes in interest income and interest expense are due primarily to lower market interest rates.

Total assets were $1.3 billion and deposits totaled $906 million at March 31, 2004. Non-performing loans at March 31, 2004 amounted to $3.0 million or 0.74% of total loans. The allowance for loan losses was $4.5 million at March 31, 2004 or 147% of non-performing loans. Core, tangible and risk-based capital continue to exceed all regulatory requirements.

FMS Financial  Corporation  is the holding  company for Farmers & Mechanics Bank that operates forty banking offices in Burlington,  Camden and Mercer  Counties,
New Jersey.
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
FMS FINANCIAL CORPORATION AND SUBSIDIARY
CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION
-------------------------------------------------------------------------------------------------------------------
                                                                                   March 31, 2004  December 31, 2003
                                                                                   (Unaudited)
-------------------------------------------------------------------------------------------------------------------
ASSETS
-------------------------------------------------------------------------------------------------------------------
     Cash and amounts due from depository institutions                           $    37,520,003    $    41,022,232
     Interest-bearing deposits                                                            40,139            142,929
     Short term funds                                                                 40,480,644         31,169,476
                                                                                 ---------------    ---------------
        Total cash and cash equivalents                                               78,040,786         72,334,637
     Investment securities held to maturity                                          272,799,180        250,383,262
     Investment securities available for sale                                        164,143,355        149,230,862
     Loans, net                                                                      405,318,056        402,606,056
     Mortgage-backed securities held to maturity                                     273,498,495        294,915,606
     Accrued interest receivable                                                       5,657,938          5,203,748
     Federal Home Loan Bank stock                                                     11,750,120         11,809,620
     Real estate owned, net                                                                    0             48,294
     Office properties and equipment, net                                             31,319,000         31,429,069
     Deferred income taxes                                                             2,122,072          2,043,909
     Core deposit intangible                                                           3,129,186          3,308,238
     Prepaid expenses and other assets                                                 2,371,538          1,603,294
     FMS Statutory Trust 1 issue costs, net                                              620,694            640,154
                                                                                 ---------------    ---------------
TOTAL ASSETS                                                                     $ 1,250,770,420    $ 1,225,556,749
                                                                                 ===============    ===============
LIABILITIES AND STOCKHOLDERS' EQUITY
-------------------------------------------------------------------------------------------------------------------
Liabilities:
     Deposits                                                                    $   905,918,262    $   893,006,498
     Securities sold under agreements to repurchase                                  225,000,000        225,000,000
     Advances from the Federal Home Loan Bank                                         10,000,000         11,191,047
     FMS Statutory Trust 1 debentures                                                 25,774,000         25,774,000
     Advances by borrowers for taxes and insurance                                     2,296,911          2,142,499
     Accrued interest payable                                                          1,251,566          1,319,501
     Dividends payable                                                                   194,606            194,576
     Other liabilities                                                                15,258,683          4,098,885
                                                                                 ---------------    ---------------
     Total liabilities                                                             1,185,694,028      1,162,727,006
                                                                                 ---------------    ---------------
Commitments and contingencies
Stockholders' Equity:
     Preferred stock - $.10 par value 5,000,000 shares authorized; none issued
     Common stock - $.10 par value 10,000,000 shares authorized; shares issued 7,976,059 and 7,975,059 and shares outstanding 6,486,877
        and 6,485,877 as of March 31, 2004 and December 31, 2003, respectively           797,606            797,506
     Paid-in capital in excess of par                                                  8,517,233          8,507,333
     Accumulated other comprehensive income - net of deferred income taxes             1,155,607            802,239
     Retained earnings                                                                65,540,945         63,657,664
     Less:  Treasury stock (1,489,182 and 1,489,182 shares, at cost, as of
        March 31, 2004 and December 31, 2003, respectively)                          (10,934,999)       (10,934,999)
Total stockholders' equity                                                            65,076,392         62,829,743
                                                                                 ---------------    ---------------
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                                       $ 1,250,770,420    $ 1,225,556,749
                                                                                 ===============    ===============
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
FMS FINANCIAL CORPORATION AND SUBSIDIARY
CONSOLIDATED STATEMENTS OF OPERATIONS
------------------------------------------------------------------------------------------
                                                                   Three Months ended
                                                                        March 31,
                                                              ----------------------------
                                                                 2004              2003
------------------------------------------------------------------------------------------
INTEREST  INCOME:                                                    (Unaudited)
Interest income on:
     Loans                                                    $  6,051,776    $  6,225,726
     Mortgage-backed securities                                  3,940,565       4,536,145
     Investments                                                 3,648,937       2,670,324
                                                              ------------    ------------
Total interest income                                           13,641,278      13,432,195
                                                              ------------    ------------
INTEREST EXPENSE:
Interest expense on:
     Deposits                                                    1,780,209       2,601,214
     Borrowings                                                  2,354,914       2,342,200
     Long-term debt                                                303,798         331,567
                                                              ------------    ------------
Total interest expense                                           4,438,921       5,274,981
                                                              ------------    ------------
NET INTEREST INCOME                                              9,202,357       8,157,214
PROVISION FOR LOAN LOSSES                                           75,000          60,000
                                                              ------------    ------------
NET INTEREST INCOME AFTER PROVISION
    FOR LOAN LOSSES                                              9,127,357       8,097,214
                                                              ------------    ------------
OTHER INCOME (EXPENSE):
     Loan service charges and other fees                            29,244          23,814
     Gain on sale of investment securities                         100,056               0
     Gain on sale of real estate held for development, net               0         600,780
     Loss on disposal of fixed assets                                    0        (141,151)
     Real estate owned operations, net                              (1,263)         (6,830)
     Service charges on accounts                                 1,204,240       1,071,897
     Other income                                                   29,136          23,382
                                                              ------------    ------------
Total other income                                               1,361,413       1,571,892
                                                              ------------    ------------
OPERATING EXPENSES:
     Salaries and employee benefits                              4,125,632       3,823,402
     Occupancy and equipment                                     1,379,656       1,328,515
     Purchased services                                            696,722         674,025
     Federal deposit insurance premiums                             32,265          32,196
     Professional fees                                             165,783         177,716
     Advertising                                                   111,963         115,611
     Amortization of core deposit intangible                       179,052               0
     Other                                                         337,184         482,161
                                                              ------------    ------------
Total operating expenses                                         7,028,257       6,633,626
                                                              ------------    ------------
INCOME BEFORE INCOME TAXES                                       3,460,513       3,035,480

INCOME TAXES                                                     1,382,626       1,195,557
                                                              ------------    ------------
NET INCOME                                                    $  2,077,887    $  1,839,923
                                                              ============    ============

 BASIC EARNINGS PER COMMON SHARE                              $       0.32    $       0.28
                                                              ============    ============
 DILUTED EARNINGS PER COMMON SHARE                            $       0.32    $       0.28
                                                              ============    ============

  Dividends declared per common share                         $       0.03    $       0.03
                                                              ============    ============

 Weighted average common shares outstanding                      6,486,325       6,463,811
 Potential dilutive effect of the exercise of stock options         41,033          40,116
                                                              ------------    ------------
 Adjusted weighted average common shares outstanding             6,527,358       6,503,927
                                                              ============    ============
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